UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2010

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

MANOR INVESTMENT FUNDS, INC.

SHAREHOLDER LETTER

DECEMBER 31, 2010

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

The Alfred E. Neuman Market

The likeness of Alfred E. Neuman has graced the cover of all but a handful of Mad magazine’s 500 issues.  He is a gap-toothed character with big ears and a mischievous look on his face.  One of his earliest appearances was on issue 30 in December 1956 when he was depicted as a write-in candidate for President using the slogan “You could do worse . . .  and probably have”.  But Neuman is most often pictured with the caption “What, me worry?”, and it is this motto that seems to best suit the mindset of our current market.

The stock market has enjoyed a one-way ride upward since July.  It might be too far in the past to remember, but it was not even a year ago that the market was struggling through a dismal 2nd quarter, pressured by an uncertain economic rebound here at home and the fear of a financial unraveling of the European economic union.  It was in this environment that Ben Bernanke first raised the possibility of a second round of “quantitative easing”.  Quantitative easing, you may recall, is the controversial maneuver where the Federal Reserve artificially creates money to buy recently issued US Treasury securities through the primary dealers like Goldman Sachs.  This process was first employed by the Fed in 2008 to forestall the potential collapse of our financial institutions at the peak of the economic crisis.

It seemed to work then, but less than two years later, the Fed chairman was proposing a second round of “quantitative easing” in the amount of $600 billion over the six months.  This time the objective, as clearly stated by Mr. Bernanke, was to boost asset (stock) prices.

The stock market complied, rising more than 22% from the lows in July 2010 through year-end.  It’s not surprising, since the Fed has, in essence, been pushing $4.5 billion a day into the financial markets.  That liquidity, combined with the added leverage generated by the financial institutions that are the conduits for this policy, generates significant purchasing power without regard to underlying economic fundamentals.

MANOR INVESTMENT FUNDS, INC.

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2010

While the stock market has reacted in the manner that the chairman desired, there have been several troubling secondary effects.  Since the bottom in July, the price of gold rose 22%, the price of oil 25%, and the dollar declined 11%.  In addition, since the new round of quantitative easing was officially announced, the yield of the 2-year US Treasury note rose from 0.34% to 0.60% while the yield of the 10-year US Treasury note has increased from 2.49% to 3.29%.  This steepening of the yield curve, often an indication of stronger economic growth, could be an indicator of heightened inflationary concerns.

While chairman Bernanke is on record stating that the Fed has the tools to recognize the signs of a looming bubble in asset prices, and has the ability to reverse the massive liquidity injection that they have engineered, I have my doubts.  The troubling statistics above could be the warning signs that excess liquidity is further distorting the financial markets.  If these warning signs go unheeded it seems as if both the stock market and the Fed chairman fully embrace that “What, me worry?” approach.

The Manor Fund

The Manor Fund rose 13.29%, net of all fees and expenses, during the year ending December 31, 2010, underperforming the S&P 500 Index (15.06%) but outperforming comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (12.79%).  The Fund outperformed both the S&P 500 index and the Lipper Large-Cap Core mutual fund index during the trailing 3-year and 5-year periods with annualized returns of –0.49% and 2.34% for the Fund, compared to –2.87% and 2.29% for the S&P 500 index, and –3.11% and 1.92% for the Lipper index.

During the year ended December 31, 2010, the Fund was helped by strong performance from Endo Pharmaceuticals, Eaton Corporation, Watson Pharmaceuticals, Goodrich Corporation, and Nike, Inc.  Shares of Endo Pharmaceuticals rose steadily from the end of May after the company announced an agreement to settle outstanding litigation regarding the licensing of a generic version of OPANA.  The company followed up with several strong earnings reports throughout the balance of the year, and also announced an accretive acquisition in September.  Eaton Corporation outperformed as the company reported several quarters of revenue and earnings above expectations.  The company also announced several new contracts, and strategic acquisitions to bolster revenue and earnings growth.

MANOR INVESTMENT FUNDS, INC.

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2010

Watson Pharmaceuticals also performed strongly throughout the year, announcing several product approvals and licensing agreements, and reporting revenue and earnings better than expectations each quarter.  Goodrich Corporation rose steadily throughout the year, even when the market declined, despite reporting some quarters where earnings missed expectations.  The shares were driven by the expectations of improving demand for its aeronautical products as commercial air travel improved.  Nike, Inc. also had a strong year as consumer demand rebounded from depressed levels.

Notable laggards during the year ended December 31, 2010 include Diamond Offshore Drilling, Hewlett-Packard, Best Buy, Cisco Systems, and Exelon Corporation.  Diamond Offshore Drilling declined sharply over the early part of the year after reporting two successive quarters of earnings disappointments.  Results improved as the year progressed but the stock did not participate fully in the second half market rally.  Shares of Hewlett-Packard declined sharply at mid year as the controversy surrounding the firing of CEO Mark Hurd raised concerns about the strategic direction of the company.  These concerns also limited the participation of the stock in the late-year rally.  Best Buy ended the year as one of the weaker performers, despite participating in the late-year rally, when the stock dropped sharply after announcing a very weak quarterly earnings report in December.  The company missed earnings and revenue expectations by a wide margin, and also reduced revenue expectations for the next fiscal year.  Cisco Systems was also doing better during the second half of the year, but the shares gapped lower after the company’s earnings report in November.  Cisco actually reported revenue and earnings better than expected, but in the subsequent conference call the CEO, John Chambers, expressed concern about slowing revenue growth.  Those concerns were enough to drive down the shares of the company at the open on the following day, and the shares remained depressed through the end of the year.  Exelon Corporation declined early in the year on concerns about slowing economic growth and rising operating costs.  The shares of this electric utility did not participate in the late-year rally despite reporting a series of stronger earnings reports.

MANOR INVESTMENT FUNDS, INC.

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2010

The Growth Fund

The Growth Fund rose 19.18%, net of all fees and expenses, during the year ended December 31, 2010, outperforming both the S&P 500 index (15.06%), and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (15.13%).  The Fund continues to outperform both the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index for the trailing 3-years, and since inception, with annualized returns of -0.80% and 1.76% for the Fund, compared to annualized returns of -2.87% and 1.05% for the S&P 500 index, and compared to annualized returns of -2.22% and -1.66% for the Lipper index.

During the year ended December 31, 2010 the Fund was helped by strong performance from Cummins, Inc., Apple, Inc., Alpha Natural Resources, Dollar Tree, and Akamai Technology.  Cummins rose steadily throughout the year as the company announced a string of earnings reports that exceeded expectations.  The company benefitted from a rebound in demand and product improvements that stimulated replacement of older trucks.  Apple also reported a string of earnings reports that exceeded expectations.  Results were driven by the introduction of the new iPad, product upgrades in the iPhone and iPod, and continued growth in their Mac computer lineup.  Alpha Natural Resources, a producer of metallurgical coal, rose as demand increased due to an improving economy and rising demand from China.  Shares of Dollar Tree, a discount retailer, rose as consumers became more value conscious as the economy began a somewhat uncertain rebound.  The company also announced a 3 for 2 stock split during the year.  Akamai Technology, a maker of products that facilitate video transmission over the internet, rose as the popularity of video streaming increased.

Weak holdings in the portfolio during the year ended December 31, 2010 included Southwestern Energy, MasterCard, DeVry, Gilead Sciences, and Staples.  Shares of Southwestern Energy fell during the early part of the year, despite reporting earnings and revenues that were generally around expectations.  The company suffered from a weak pricing environment for its primary product, natural gas.  The weak pricing, will make it more difficult for the company to generate strong earnings growth, despite an increase in production.  The shares of MasterCard were volatile throughout the year, despite reporting several quarterly results better than expectations, due to uncertainty about proposed legislation designed to cut the fees charged by the card processor.  Shares of the company dropped sharply in December when the proposed regulations reduced the interchange fees more than expected.

Shares of DeVry fell mid-year as the Federal Government discussed increased limitations on the student loan program used by many of the students at DeVry’s educational institutions.  The shares recovered somewhat by year-end, but not enough to compensate for the earlier decline.  Gilead Sciences declined early in the year after the company reported quarterly revenue and earnings above expectations, but reduced revenue guidance due to the difficulties that they encountered in the approval process for HIV drugs under development.  The reduced guidance hurt the shares as investors had anticipated further growth in this product area.  Shares of Staples were also weak as the company struggled to generate consistent earnings growth.  The company faced a highly competitive market and reduced margins.

The Bond Fund

The Bond Fund generated a return of 0.85%, net of all fees and expenses, during the year ended December 31, 2010, underperforming both the Barclays Intermediate Government index return (4.13%) and the Lipper US Government mutual fund index (6.54%).  The investment performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities as compared to either index.  The portfolio has an average yield to maturity of 0.65%, an average maturity of approximately 1.55 years, and an average duration of 1.51 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

Managing Despite the Worry

The performance of the stock market over the last six months has only served to underscore one of the basic tenants of our investment approach; that predicting short-term movements in the stock market is difficult, at best.  The move that we just witnessed ranked in the top 5% of investment returns for the S&P 500 index for six month periods since 1950, and far outpaced improvements in the economy or corporate revenue and earnings.  While investors certainly welcomed the rally, few would have predicted it as the market deteriorated in May and June of last year.

MANOR INVESTMENT FUNDS, INC.

SHAREHOLDER LETTER (CONTINUED)

DECEMBER 31, 2010

As a result, we believe that it is important to stay invested in good quality companies and look past the short-term volatility of the market.  Our experience has demonstrated that this focus on underlying fundamentals and valuation enables us to assemble a portfolio of stocks that can participate in a market rally like the one we just experienced, while still providing a sound foundation based on the revenue and earnings growth potential of individual positions.  Those fundamental valuations provide support throughout the portfolio when the market abandons that “What, me worry?” mentality.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

PORTFOLIO ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Manor Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund, the Lipper Large Cap Core Index, and the S&P 500 Index.

Manor Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2010)
$29,000
$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
9/26/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
Manor Fund ($20,261)
Lipper Large Cap Core Index ($19,681)
S&P 500 ($26,705)

1 Year

5 Year

Since Inception

Manor Fund *

13.29%

 2.34%

        4.73%

Lipper Large Cap Core Index **

12.79%

 1.92%

        4.80%

S&P 500 ***

15.06%

 2.29%

        7.05%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Manor Growth Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund, the Lipper Large Cap Growth Index, and the S&P 500 Index.

Manor Growth Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2010)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
Manor Growth Fund ($12,222)
Lipper Large Cap Growth Funds Index ($8,249)
S&P 500 ($11,272)

1 Year

5 Year

Since Inception

Manor Growth Fund *

19.18%

 1.63%

        1.76%

Lipper Large Cap Growth Index **

15.13%

 2.39%

       (1.66)%

S&P 500 ***

15.06%

 2.29%

        1.05%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

PERFORMANCE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Manor Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund, the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

Manor Bond Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2010)
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
6/30/1999
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
Manor Bond Fund ($14,228)
Lipper US Government Index ($18,178)
Barclays Intermediate Treasury Index ($17,909)

1 Year

5 Year

Since Inception

Manor Bond Fund *

 0.85%

 2.76%

         3.11%

Lipper US Government Index **

 6.54%

 5.08%

         5.33%

Barclays Intermediate Treasury Index ***

 4.13%

 5.00%

         5.19%

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes. Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

COMMON STOCKS - 94.05%

Beverages - 3.68%
2,383	Pepsico, Inc.	$ 155,682

Computer & Office Equipment - 6.20%
2,497	Hewlett-Packard Co.	105,124
1,072	International Business Machine Corp.	157,327
		262,451
Computer Communications Equipment - 1.26%
2,633	Cisco Systems, Inc. *	53,266

Construction, Mining & Materials Handling Machinery & Equipment - 2.22%
1,604	Dover Corp.	93,754

Crude Petroleum & Natural Gas - 3.58%
1,542	Occidental Petroleum Corp.	151,270

Drilling Oil & Gas Wells - 5.01%
1,100	Diamond Offshore Drilling, Inc.	73,557
2,620	Nabors Industries Ltd. *	61,465
3,378	Weatherford International Ltd. *	77,018
		212,040
Electric & Other Services Combined - 1.69%
1,717	Exelon Corp.	71,496

Electronic Connectors - 4.57%
3,662	Amphenol Corp. Class A	193,280

Fire, Marine & Casualty Insurance - 4.66%
1,830	Allstate Corp.	58,340
2,327	Chubb Corp.	138,782
		197,122
Gold and Silver Ores - 3.51%
2,419	Newmont Mining Corp.	148,599

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Guided Missiles & Space Vehicles & Parts - 3.96%
1,902	Goodrich Corp.	167,509

Hospital & Medical Service Plans - 1.89%
1,405	Wellpoint, Inc. *	79,888

Investment Advice - 2.46%
935	Franklin Resources, Inc.	103,981

Miscellaneous Industrial & Commercial Machinery & Equipment - 3.26%
1,357	Eaton Corp.	137,749

Oil & Gas Field Machinery & Equipment - 2.82%
1,774	National Oilwell Varco, Inc.	119,302

Perfumes, Cosmetics & Other Toilet Preparations - 3.80%
2,001	Colgate Palmolive Co.	160,820

Pharmaceutical Preparations - 10.58%
4,130	Endo Pharmaceuticals Holdings, Inc. *	147,482
1,435	Johnson & Johnson	88,755
4,091	Watson Pharmaceuticals, Inc. *	211,300
		447,537
Railroads, Line-Haul Operating - 3.83%
2,580	Norfolk Southern Corp.	162,076

Retail-Radio, TV & Consumer Electronic Stores - 2.17%
2,679	Best Buy, Inc.	91,863

Retail-Variety Stores - 3.24%
2,543	Wal-Mart Stores, Inc.	137,144

Rubber & Plastics Footwear - 4.41%
2,186	Nike, Inc. Class B	186,728

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Semiconductors & Related Devices - 3.69%
6,365	Applied Materials, Inc.	89,428
3,173	Intel Corp.	66,728
		156,156
Services-Miscellaneous Amusement & Recreation - 3.44%
3,882	Walt Disney Co.	145,614

Steel Works, Blast Furnace Rolling Mills - 1.42%
1,367	Nucor Corp.	59,902

Telephone Communications - 2.72%
3,923	AT&T, Inc.	115,258

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 3.98%
4,929	AmerisourceBergen Corp.	168,178

TOTAL FOR COMMON STOCKS (Cost $3,045,671) - 94.05%		3,978,665

SHORT TERM INVESTMENTS - 5.67%
240,042	First American Government Obligation Fund Class Y 0.00% ** (Cost $240,042)	240,042

TOTAL INVESTMENTS (Cost $3,285,713) - 99.72%		4,218,707

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.28%		11,774

NET ASSETS - 100.00%		$ 4,230,481

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -

Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 3,978,665	-	-	$ 3,978,665
Short-Term Investments:
First American Government Obligation Fund Class Y	240,042	-	-	240,042

	$ 4,218,707	-	-	$ 4,218,707

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Shares		Value

COMMON STOCKS - 94.70%

Beverages - 2.24%
4,617	Constellation Brands, Inc. Class A *	$ 102,267

Biological Products, (No Diagnostic Substances) - 1.55%
1,952	Gilead Sciences, Inc. *	70,740

Bituminous Coal & Lignite Mining - 3.99%
3,031	Alpha Natural Resources, Inc. *	181,951

Communications Services - 3.62%
4,137	Directv Group, Inc. Class A *	165,190

Crude Petroleum & Natural Gas - 2.02%
2,463	Southwestern Energy Co. *	92,190

Electronic Computers - 5.58%
788	Apple, Inc. *	254,177

Engines & Turbines - 5.64%
2,338	Cummins, Inc.	257,203

Fire, Marine & Casualty Insurance - 3.42%
2,505	Ace Ltd.	155,936

Iron & Steel Foundries - 4.16%
1,362	Precision Castparts Corp.	189,604

Leather & Leather Products - 3.16%
2,604	Coach, Inc.	144,027

Measuring & Controlling Devices - 3.64%
2,995	Thermo Fisher Scientific, Inc. *	165,803

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Oil & Gas Field Services - 2.65%
1,446	Schlumberger Ltd.	120,741

Optical Instruments & Lenses - 2.23%
2,630	KLA Tencor Corp.	101,623

Petroleum Refining - 3.78%
2,254	Hess Corp.	172,521

Pharmaceutical Preparations - 4.08%
1,341	Celgene Corp. *	79,307
2,225	Abbott Laboratories	106,600
		185,907
Retail-Drug Stores & Proprietary Stores - 4.03%
3,402	Express Scripts, Inc. Class A *	183,878

Retail-Family Clothing Stores - 3.15%
4,012	Urban Outfitters, Inc. *	143,670

Retail-Variety Stores - 3.96%
3,220	Dollar Tree, Inc. *	180,578

Search, Detection, Navigation, Guidance, Aeronautical Systems - 7.52%
4,000	Flir Systems, Inc. *	119,000
2,239	Harris Corp.	101,427
2,645	Raytheon Co.	122,569
		342,996
Semiconductors & Related Devices - 7.25%
3,704	Intel Corp.	77,895
3,960	Texas Instruments, Inc.	128,700
4,278	Xilinx, Inc.	123,976
		330,571
Services-Business Services - 2.76%
561	Mastercard, Inc.	125,726

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Shares		Value

Services-Educational Services - 2.07%
1,964	Devry, Inc.	94,233

Services-Prepackaged Software - 6.46%
3,548	Microsoft Corp.	99,025
6,245	Oracle Corp.	195,469
		294,494
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 5.74%
1,757	Church & Dwight Co., Inc.	121,268
2,181	Procter & Gamble Co.	140,304
		261,572

TOTAL FOR COMMON STOCKS (Cost $3,415,881) - 94.70%		4,317,598

SHORT TERM INVESTMENTS - 5.46%
44,762	Fidelity Money Market Portfolio Class Select 0.17% ** (Cost $44,762)	44,762
204,153	First American Government Obligation Fund Class Y 0.00% ** (Cost $204,153)	204,153
TOTAL FOR SHORT TERM INVESTMENTS		248,915

TOTAL INVESTMENTS (Cost $3,664,796) - 100.16%		4,566,513

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.16)%		(7,439)

NET ASSETS - 100.00%		$ 4,559,074

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -

Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 4,317,598	-	-	$ 4,317,598
Short-Term Investments:
Fidelity Money Market Portfolio Class Select	44,762			44,762
First American Government Obligation Fund Class Y	204,153	-	-	204,153
	$ 4,566,513	-	-	$ 4,566,513

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Face Amount		Value

US TREASURY NOTES - 84.99%
250,000	US Treasury Note 0.75% Due 11/30/2011	$ 250,976
300,000	US Treasury Note 0.875% Due 02/28/2011	300,281
250,000	US Treasury Note .875% Due 03/31/2011	250,391
350,000	US Treasury Note 1.25% Due 10/31/2015	338,680
475,000	US Treasury Note 1.375% Due 04/15/2012	481,011
200,000	US Treasury Note 3.875% Due 02/15/2013	213,688
200,000	US Treasury Note 4.000% Due 02/15/2014	217,844

TOTAL FOR US TREASURY NOTES (Cost $2,014,334) - 84.99%		2,052,871

SHORT TERM INVESTMENTS - 14.79%
357,190	First American Treasury Obligation Class Y 0.00% ** (Cost $357,190)	357,190

TOTAL INVESTMENTS (Cost $2,371,524) - 99.78%		2,410,061

OTHER ASSETS LESS LIABILITIES - 0.22%		5,458

NET ASSETS - 100.00%		$ 2,415,519

** Variable rate security; the coupon rate shown represents the yield at December 31, 2010.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2010

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1 -

Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

US Treasury Notes	$ 2,052,871	-	-	$ 2,052,871
Short-Term Investments:
First American Treasury Obligation Class Y	357,190	-	-	357,190

	$ 2,410,061	-	-	$ 2,410,061

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,285,713, $3,664,796, and $2,371,524, respectively)	$ 4,218,707	$ 4,566,513	$ 2,410,061
Cash	11,800	-	-
Receivables:
Dividends and Interest	6,465	2,023	9,668
Due from Advisor	1,060	-	3,308
Prepaid Expenses	1,684	1,523	1,252
Total Assets	4,239,716	4,570,059	2,424,289
Liabilities:
Payables:
Due to Advisor	-	442	-
Accrued Expenses	9,235	10,543	8,770
Total Liabilities	9,235	10,985	8,770
Net Assets	$ 4,230,481	$ 4,559,074	$ 2,415,519

Net Assets Consist of:
Capital Stock	$ 247	$ 384	$ 226
Paid In Capital	3,621,412	4,101,904	2,376,756
Accumulated Realized Loss on Investments	(324,172)	(444,931)	-
Unrealized Appreciation in Value of Investments	932,994	901,717	38,537
Net Assets (10,000,000 shares authorized, $0.001 par value) for 247,238, 383,960, and 226,382 shares outstanding, respectively.
	$ 4,230,481	$ 4,559,074	$ 2,415,519

Net Asset Value and Offering Price Per Share	$ 17.11	$ 11.87	$ 10.67

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

STATEMENT OF OPERATIONS

DECEMBER 31, 2010

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 67,472	$ 36,838	$ -
Interest	-	-	33,121
Total Investment Income	67,472	36,838	33,121

Expenses:
Advisory Fees (Note 2)	38,191	39,878	10,831
Transfer Agent and Fund Accounting Fees	8,997	8,997	8,997
Insurance Fees	1,095	1,095	365
Audit Fees	8,030	10,220	4,745
Blue Sky Fees	430	1,160	140
Custody Fees	4,745	3,285	2,920
Printing and Mailing Fees	1,460	2,920	365
Taxes	300	300	225
Quotes and Fees	883	913	462
Miscellaneous Fees	1,672	1,277	268
Total Expenses	65,803	70,045	29,318
Fees Waived and Reimbursed by the Advisor (Note 2)	(8,517)	(10,228)	(7,657)
Net Expenses	57,286	59,817	21,661

Net Investment Income (Loss)	10,186	(22,979)	11,460

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	25,173	(61,462)	5,278
Net Change in Unrealized Appreciation on Investments	440,503	793,860	36
Net Realized and Unrealized Gain on Investments	465,676	732,398	5,314

Net Increase in Net Assets Resulting from Operations	$ 475,862	$ 709,419	$ 16,774

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	12/31/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 10,186	$ 23,106
Net Realized Gain (Loss) on Investments	25,173	(307,988)
Net Change in Unrealized Appreciation on Investments	440,503	1,021,521
Net Increase in Net Assets Resulting from Operations	475,862	736,639

Distributions to Shareholders from:
Net Investment Income	(10,183)	(23,101)
Realized Gains	-	-
Total Distributions	(10,183)	(23,101)

Capital Share Transactions:
Proceeds from Sold Shares	384,492	485,683
Reinvestment of Distributions	10,004	22,792
Cost of Shares Redeemed	(429,971)	(391,381)
Net Increase (Decrease) from Capital Shares Transactions	(35,475)	117,094

Total Increase	430,204	830,632

Net Assets
Beginning of Period	3,800,277	2,969,645
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 4,230,481	$ 3,800,277

Share Transactions:
Shares Sold	23,993	38,004
Shares Issued on Reinvestment of Distributions	585	1,496
Shares Redeemed	(28,375)	(35,743)
Net Increase (Decrease) in Outstanding Shares of Fund	(3,797)	3,757

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	12/31/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (22,979)	$ (13,837)
Net Realized Loss on Investments	(61,462)	(183,541)
Net Change in Unrealized Appreciation on Investments	793,860	1,231,766
Net Increase in Net Assets Resulting from Operations	709,419	1,034,388

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sold Shares	480,964	498,215
Reinvestment of Distributions	-	-
Cost of Shares Redeemed	(432,664)	(489,795)
Net Increase from Capital Shares Transactions	48,300	8,420

Total Increase	757,719	1,042,808

Net Assets
Beginning of Period	3,801,355	2,758,547
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 4,559,074	$ 3,801,355

Share Transactions:
Shares Sold	43,481	65,283
Shares Issued on Reinvestment of Distributions	-	-
Shares Redeemed	(41,017)	(69,034)
Net Increase (Decrease) in Outstanding Shares of Fund	2,464	(3,751)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Years Ended
	12/31/2010	12/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 11,460	$ 28,796
Net Realized Gain on Investments	5,278	134
Net Change in Unrealized Appreciation (Depreciation) on Investments	36	(45,475)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,774	(16,545)

Distributions to Shareholders from:
Net Investment Income	(12,538)	(28,706)
Realized Gains	(3,273)	(134)
Total Distributions	(15,811)	(28,840)

Capital Share Transactions:
Proceeds from Sold Shares	681,871	482,103
Shares Issued on Reinvestment of Distributions	15,811	28,840
Cost of Shares Redeemed	(318,602)	(725,023)
Net Increase (Decrease) from Capital Share Transactions	379,080	(214,080)

Total Increase (Decrease)	380,043	(259,465)

Net Assets
Beginning of Period	2,035,476	2,294,941
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 2,415,519	$ 2,035,476

Share Transactions:
Shares Sold	63,557	44,528
Shares Issued on Reinvestment of Distributions	1,482	2,705
Shares Redeemed	(29,732)	(66,953)
Net Increase (Decrease) in Outstanding Shares of Fund	35,307	(19,720)

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 15.14	$ 12.01	$ 17.58	$ 17.54	$ 17.32

Income From Investment Operations:
Net Investment Income *	0.04	0.10	0.04	0.05	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	1.97	3.12	(5.57)	0.72	1.46
Total from Investment Operations	2.01	3.22	(5.53)	0.77	1.61

Distributions:
Net Investment Income	(0.04)	(0.09)	(0.04)	(0.08)	(0.04)
Realized Gains	-	-	-	(0.65)	(1.35)
Total from Distributions	(0.04)	(0.09)	(0.04)	(0.73)	(1.39)

Net Asset Value, at End of Period	$ 17.11	$ 15.14	$ 12.01	$ 17.58	$ 17.54

Total Return **	13.29%	26.83%	(31.42)%	4.24%	9.31%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,230	$ 3,800	$ 2,970	$ 4,376	$ 3,954
Before Waivers
Ratio of Expenses to Average Net Assets	1.72%	1.86%	1.95%	1.58%	1.50%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.27%	0.74%	0.26%	0.25%	0.23%
Portfolio Turnover	3.20%	9.59%	15.68%	12.09%	24.95%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 9.96	$ 7.16	$ 12.16	$ 11.78	$ 11.27

Income From Investment Operations:
Net Investment Loss *	(0.06)	(0.03)	(0.07)	(0.09)	(0.07)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.97	2.83	(4.93)	0.84	0.58
Total from Investment Operations	1.91	2.80	(5.00)	0.75	0.51

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	-	(0.37)	-
Total from Distributions	-	-	-	(0.37)	-

Net Asset Value, at End of Period	$ 11.87	$ 9.96	$ 7.16	$ 12.16	$ 11.78

Total Return **	19.18%	39.11%	(41.12)%	6.28%	4.53%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,559	$ 3,801	$ 2,759	$ 5,587	$ 4,474
Before Waivers
Ratio of Expenses to Average Net Assets	1.76%	1.85%	1.82%	1.59%	1.53%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of Net Investment Loss to Average Net Assets	(0.58)%	(0.44)%	(0.68)%	(0.73)%	(0.67)%
Portfolio Turnover	9.86%	19.01%	28.66%	25.76%	24.78%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

FINANCIAL HIGHLIGHTS

  Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/ 2010	12/31/ 2009	12/31/ 2008	12/31/ 2007	12/31/ 2006

Net Asset Value, at Beginning of Period	$ 10.65	$ 10.89	$ 10.54	$ 10.17	$ 10.23

Income From Investment Operations:
Net Investment Income *	0.06	0.14	0.23	0.27	0.30
Net Gain (Loss) on Securities (Realized and Unrealized)	0.03	(0.23)	0.32	0.38	(0.06)
Total from Investment Operations	0.09	(0.09)	0.55	0.65	0.24

Distributions:
Net Investment Income	(0.06)	(0.15)	(0.20)	(0.28)	(0.30)
Realized Gains	(0.01)	-	-	-	-
Total from Distributions	(0.07)	(0.15)	(0.20)	(0.28)	(0.30)

Net Asset Value, at End of Period	$ 10.67	$ 10.65	$ 10.89	$ 10.54	$ 10.17

Total Return **	0.85%	(0.80)%	5.20%	6.50%	2.32%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,416	$ 2,035	$ 2,295	$ 1,884	$ 1,903
Before Waivers
Ratio of Expenses to Average Net Assets	1.35%	1.46%	2.02%	1.03%	0.99%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	0.99%
Ratio of Net Investment Income to Average Net Assets	0.53%	1.26%	2.08%	2.71%	2.70%
Portfolio Turnover	41.12%	29.87%	13.55%	0.00%	0.00%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.

MANOR INVESTMENT FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Funds to analyze all open tax years, fiscal years 2007-2010, as defined by IRS statue of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2010, the Funds did not have a liability for any unrecognized tax benefits.  The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

MANOR INVESTMENT FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications: In accordance with GAAP, the Growth Fund recorded a permanent book/tax difference of $22,979 from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

2.   INVESTMENT ADVISORY AGREEMENT

The Company has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the year ended December 31, 2010, the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $38,191, $39,878 and $10,831, respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. The reimbursements from the Advisor for the Manor, Growth and Bond Funds for the year ended December 31, 2010 were, $8,517, $10,228, and $7,657, respectively.  As of December 31, 2010, the Fund owed the Advisor $442 for the Growth Fund.  As of December 31, 2010, the Advisor owed the Manor Fund $1,060 and $3,308 for the Bond Fund.

MANOR INVESTMENT FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

3.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2010, were as follows:

Manor Fund

Growth Fund

 Bond Fund

Purchases

  $ 120,603

  $ 372,054

$ 1,091,068

Sales

  $ 113,960

  $ 487,144

$    826,581

4.   FEDERAL INCOME TAXES

As of December 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Manor Fund

Growth Fund

Bond Fund

Federal tax cost of investments,

  including short-term investments

 $ 3,285,713

  $ 3,664,796

 $ 2,371,524

Gross tax appreciation of investments

 $ 1,081,449

  $ 1,094,153

 $      38,537

Gross tax depreciation of investments

 $  (148,455)

  $(192,436)

 $               0

Net tax appreciation

 $   932,994

  $    901,717

 $      38,357

Capital loss carry-forwards +

 $  (324,172)

  $   (444,931)

 $               0

The accumulated capital loss carry-forwards as of December 31, 2010 expire as follows:

Manor Fund

Growth Fund

Bond Fund

2016

 $(16,184)

   $(199,928)

 $          —

2017

 $ (307,988)

   $(183,541)

 $          —

2018

 $         —

   $(61,462)

 $          —

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Funds in future years through the expiration dates.  The Funds will not make distributions from capital gains while a capital loss carry-forward remains.

MANOR INVESTMENT FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2010

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

Manor Fund

  Growth Fund

        Bond Fund

             2010           2009

 2010           2009

      2010         2009

Ordinary Income (Loss)       $10,183      $23,101

$   —          $   —       $12,538     $28,840

Long-term Gain (Loss)          $   —          $   —

$   —          $   —       $  3,273       $   —

5.  NEW ACCOUNTING PRNOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU 2010-06 will have on the Funds’ financial statement disclosures.

MANOR INVESTMENT FUNDS, INC.

AUDITOR OPINION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2010 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 28, 2011

MANOR INVESTMENT FUNDS, INC.

EXPENSE ILLUSTRATION

DECEMBER 31, 2010 (UNAUDITED)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2010 through December 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

MANOR INVESTMENT FUNDS, INC.

EXPENSE ILLUSTRATION (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

		Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010

Actual	$1,000.00	$1,195.22	$8.30
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010

Actual	$1,000.00	$1,209.99	$8.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2010	December 31, 2010	July 1, 2010 to December 31, 2010

Actual	$1,000.00	$999.11	$5.04
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS, INC.

ADDITIONAL INFORMATION

DECEMBER 31, 2010 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.  The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation.  Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334.   Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

MANOR INVESTMENT FUNDS, INC.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

Advisory Renewal Agreement

At a Board meeting held on June 21, 2010, the Advisory Renewal Agreement was approved.  Morris Capital Advisors, LLC (MCA) provides ongoing investment management for the portfolio of each Fund.  In the execution of these duties MCA performs securities research, trading, and accounting for Fund portfolios.  MCA also reconciles each portfolio with the Fund custodian to prevent errors in purchase and sale transactions, dividends, interest, and shareholder transactions.

The investment performance of each Fund is compared to a broad market index and comparable mutual funds.  As of December 31, 2009 the Manor Fund outperformed the S&P 500 index during the trailing 1-year, 3-year, and 5-year periods.  The Fund also outperformed the Lipper Large-Cap Core mutual fund index during the most recent quarter, trailing 3-year, and trailing 5-years.  As of December 31, 2009 the Growth Fund outperformed the Lipper Large-Cap Growth mutual fund index during the most recent quarter, trailing year, and since inception.  The Growth Fund also outperformed the S&P 500 index during the most recent quarter, trailing 1-year, 3-year and since inception.  The Bond Fund outperformed the Lipper Government fund index during the most recent quarter and also outperformed the Barclay Intermediate Govenrment index during the most recent quarter, and trailing year.  This portfolio structure of the Bond Fund is designed to protect principal in periods of rising interest rates, and underperformed during the recent period of declining yields.

In addition to investment management functions, MCA handles all compliance responsibilities, monitors and reviews Mutual Shareholder Services, LLC (MSS) as transfer agent and accountant, prepares and distributes all shareholder reports, in conjunction with MSS prepares and submits all filings required by SEC rules and regulations, negotiates agreements with outside service providers, and processes all shareholder questions and requests.  MCA provides these services, over and above the typical responsibilities of investment management, without compensation from the Fund.  The costs of providing these services substantially reduce the net profit attributable to MCA from the sole execution of its duties under its investment advisory agreement with the Fund.

MANOR INVESTMENT FUNDS, INC.

ADDITIONAL INFORMATION (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

During the most recent year the assets under management in the funds rose as income and investment gains offset a slight net outflow.  The increase in assets occurred during the latter portion of the year, as reflected by a decline in total advisors fees of 19%.  A focus on cost containment and the completion of the Audit accrual “catch-up” reduced the expense reimbursement by the Advisor.  All major expense categories declined, or rose only modestly, with the exception of Blue-sky registration (up 361%) and Insurance (up 123%).  The increase in each of these categories was largely beyond the control of the Fund.  The total expense reimbursement by the Advisor declined by 35% to $32,861, and is likely to decline again this year.  The reimbursement of expenses by the Advisor served to maintain the maximum expense ratio of the Manor and Growth fund at 1.50% of net assets, and the Bond Fund at 1.00% of net assets.   If assets continue to rebound, economies of scale will reduce the cost of services to the Funds, for the benefit of all Fund shareholders.  These costs have increased dramatically over the last several years as the regulatory environment has become increasingly burdensome.  It is expected that these increased costs will extend the point where the economies of scale will benefit shareholders, initially estimated to be when Fund assets exceed $25 million.

Additional Information

	Morningstar Mutual Fund Ranking	Fund Operating Expense Ratio	Peer Group Operating Expense Ratio
Manor Fund	4	1.50%	1.11%
Growth Fund	3	1.50%	1.33%
Bond Fund	1	1.00%	0.90%

MANOR INVESTMENT FUNDS, INC.

DIRECTORS AND OFFICERS

DECEMBER 31, 2010 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Director serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James Klucar 15 Chester Commons Malvern, PA 19355 69	Director since 2008	Mr. Klucar is a Nuclear Engineer with Int, Inc.
Bruce Laverty 15 Chester Commons Malvern, PA 19355 51	Director since 1995	Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty.
John McGinn 15 Chester Commons Malvern, PA 19355 64	Director since 2002	Mr. McGinn is an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 61	Director since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 53	Director since 2000	Mr. Szkudlapski is President of Eclipse Business Systems.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 57	Director since 1995	Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.
Howard Weisz 15 Chester Commons Malvern, PA 19355 69	Director since 2008	Mr. Weisz is an Independent Management Consultant.

MANOR INVESTMENT FUNDS, INC.

DIRECTORS AND OFFICERS (CONTINUED)

DECEMBER 31, 2010 (UNAUDITED)

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.  Each Director serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 56	Director, President, Advisor Since 1995	Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.
John R. Giles 15 Chester Commons Malvern, PA 19355 55	Director, Vice-President, Advisor, Secretary Since 2005

Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.

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ITEM 2.	CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2010	12/31/2009
Audit Fees	$21,000	$20,000
Audit Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)

The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date March 7, 2011